Part A


Part A for Scudder Institutional Shares, Scudder Managed Shares and Scudder Premium Shares are incorporated by reference in its entirety to Scudder Japan Fund's current Post-Effective Amendment No. 27 on Form N-1A filed on April 30, 1998.

                               SCUDDER FUND, INC.
                             Two International Place
                              Boston, MA 02110-4103
                                 1-800-553-6360


            Scudder Fund, Inc. is a professionally managed, open-end, diversified management investment company comprised of three diversified money market investment portfolios.

                           SCUDDER MONEY MARKET SERIES
                      SCUDDER TAX FREE MONEY MARKET SERIES
                     SCUDDER GOVERNMENT MONEY MARKET SERIES

       Mutual fund portfolios, each seeking to provide high money-market income with preservation of capital and liquidity through investments in different types of instruments.

--------------------------------------------------------------------------------

                       Statement of Additional Information

                                   May 1, 1998

--------------------------------------------------------------------------------

      This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the applicable prospectuses of Scudder Fund, Inc. dated May 1, 1998, as may be amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                TABLE OF CONTENTS

                                                                                                                   Page

THE FUNDS AND THEIR OBJECTIVES........................................................................................1
         General Investment Objectives and Policies...................................................................1
         Master/feeder structure......................................................................................1
         Cash Fund....................................................................................................1
         Tax Free Fund................................................................................................3
         Government Fund..............................................................................................4
         Investment Restrictions......................................................................................4

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES............................................................................6

PURCHASING SHARES.....................................................................................................7
         Wire Transfer of Federal Funds...............................................................................7
         Additional Information About Making Subsequent Investments by QuickBuy.......................................8
         Share Certificates...........................................................................................8

EXCHANGES AND REDEMPTIONS.............................................................................................8
         Exchanges....................................................................................................9
         Redemption by Telephone.....................................................................................10
         Redemption By QuickSell.....................................................................................10
         Redemption by Mail or Fax...................................................................................11
         Redemption by Write-a-Check.................................................................................11

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................12
         The Pure No-Load(TM) Concept................................................................................12
         Dividend and Capital Gain Distribution Options..............................................................13
         Scudder Investor Centers....................................................................................13
         Reports to Shareholders.....................................................................................13
         Diversification.............................................................................................13
         Transaction Summaries.......................................................................................13

THE SCUDDER FAMILY OF FUNDS..........................................................................................14

SPECIAL PLAN ACCOUNTS................................................................................................19
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
         Self-Employed Individuals...................................................................................19
         Scudder IRA:  Individual Retirement Account.................................................................19
         Scudder Roth IRA:  Individual Retirement Account............................................................20
         Scudder 403(b) Plan.........................................................................................21
         Automatic Withdrawal Plan...................................................................................21
         Group or Salary Deduction Plan..............................................................................21
         Uniform Transfers/Gifts to Minors Act.......................................................................22

DIVIDENDS............................................................................................................22

PERFORMANCE INFORMATION..............................................................................................22
         Yield.......................................................................................................22
         Effective Yield.............................................................................................23
         Average Annual Total Return.................................................................................23
         Cumulative Total Return.....................................................................................24
         Total Return................................................................................................24
         Tax-Equivalent Yield........................................................................................25
         Comparison of Fund Performance..............................................................................25

THE PROGRAM..........................................................................................................28

ORGANIZATION OF THE FUNDS............................................................................................28

INVESTMENT ADVISER...................................................................................................30
         Personal Investments by Employees of the Adviser............................................................31

DISTRIBUTOR..........................................................................................................32


DIRECTORS AND OFFICERS...............................................................................................32

REMUNERATION.........................................................................................................34
         Responsibilities of the Board--Board and Committee Meetings.................................................34
         Compensation of Officers and Directors......................................................................34

TAXES ...............................................................................................................35

PORTFOLIO TRANSACTIONS...............................................................................................37

NET ASSET VALUE......................................................................................................38

ADDITIONAL INFORMATION...............................................................................................38
         Experts.....................................................................................................38
         Other Information...........................................................................................39

FINANCIAL STATEMENTS.................................................................................................40

APPENDIX

                         THE FUNDS AND THEIR OBJECTIVES

   (See "Investment objectives and policies" and "Additional information about policies and investments" in the Funds' Prospectuses)

General Investment Objectives and Policies

         Scudder Money Market Series ("Cash Fund"), Scudder Tax Free Money Market Series ("Tax Free Fund") and Scudder Government Money Market Series ("Government Fund") (collectively, the "Funds") are the three diversified investment portfolios comprising Scudder Fund, Inc. (the "Corporation"), a professionally managed open-end, diversified management investment company. Each Fund seeks to provide investors with as high a level of current income as is consistent with its investment objectives and policies and with preservation of capital and liquidity. In addition, the Tax Free Fund also seeks to provide current income that is exempt from federal income taxes. There can be no assurance that any of the Funds will achieve its investment objectives.

         Each of the Funds offers classes of shares as follows: Scudder Money Market Series offers Premium Money Market Shares, Managed Shares and Institutional Shares; Scudder Tax Free Money Market Series offers Managed Shares and Institutional Shares; and Scudder Government Money Market Series offers Managed Shares and Institutional Shares.

         Securities in which the Funds invest may not yield as high a level of current income as securities of lower quality and longer maturities which generally have less liquidity and greater market risk. Each Fund will maintain a dollar-weighted average maturity of 90 days or less in an effort to maintain a constant net asset value of $1.00 per share, but there is no assurance that each will be able to do so.

         Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders.

         The Funds' investment adviser is Scudder Kemper Investments, Inc. (the "Adviser"), a leading provider of U.S. and international investment management services for clients throughout the world. See "Investment Adviser."

Master/feeder structure

         The Board of Directors has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Cash Fund

         The Cash Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in a broad range of short-term money market instruments that have remaining maturities of not more than 397 calendar days and certain repurchase agreements. These securities consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, taxable and tax-exempt municipal obligations, corporate and bank obligations, certificates of deposit ("CD's"), bankers' acceptances and variable amount master demand notes.

         The bank obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, fixed time deposits or other short-term bank obligations. The Fund limits its investments in U.S. bank obligations to obligations of U.S. banks (including foreign branches, the obligations of which are guaranteed by the U.S. parent) that have at least $1 billion in total assets at the time of investment. "U.S. banks" include commercial banks that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. In addition, the Fund may invest in obligations of savings banks and savings and loan associations insured by the Federal Deposit Insurance Corporation that have total assets in excess of $1 billion at the time of the investment. The Fund may invest in U.S. dollar-denominated obligations of foreign banks subject to the following conditions: foreign banks (based upon their most recent annual financial statements) at the time of investment (i) have more than U.S. $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 100 largest banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the U.S.; and (iv) are obligations which, in the opinion of the Adviser, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

         Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligations. The Fund is limited by its nonfundamental policy to the amount of its total assets that may be in investments that are not illiquid including fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days.

         The Fund may invest in U.S. dollar-denominated certificates of deposit and promissory notes issued by Canadian affiliates of U.S. banks under circumstances where the instruments are guaranteed as to principal and interest by the U.S. bank. While foreign obligations generally involve greater risks than those of domestic obligations, such as risks relating to liquidity, marketability, foreign taxation, nationalization and exchange controls, generally the Adviser believes that these risks are substantially less in the case of instruments issued by Canadian affiliates that are guaranteed by U.S. banks than in the case of other foreign money market instruments.

         There is no limitation on the amount of the Fund's assets that may be invested in obligations of foreign banks that meet the conditions set forth above. Such investments may involve greater risks than those affecting U.S. banks or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S.
Government agency or instrumentality.

         Except for obligations of foreign banks and foreign branches of U.S. banks, the Fund will not invest in the securities of foreign issuers. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements).

         Generally, the commercial paper purchased by the Fund is limited to direct obligations of domestic corporate issuers, including bank holding companies, which obligations, at the time of investment, are (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's"), "A-1" or better by Standard & Poor's Corporation ("S&P") or "F-1" by Fitch Investors Service, Inc. ("Fitch"),
(ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by S&P or Fitch, or (iii) securities that, if not rated, are of comparable investment quality as determined by the Adviser in accordance with procedures adopted by the Corporation's Board of Directors.

         The Fund may invest in non-convertible corporate debt securities such as notes, bonds and debentures that have remaining maturities of not more than 397 calendar days and that are rated "Aa" or better by Moody's or "AA" or better by S&P or Fitch, and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder. Its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer and is payable on demand. The rate of interest varies pursuant to an agreed-upon formula. Generally, master demand notes are not rated by a rating agency. However, the Fund may invest in a master demand note that, if not rated, is in the opinion of the Adviser of an investment quality comparable to rated securities in which the Fund may invest. The Adviser monitors the issuers of such master demand notes on a daily basis. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The Fund may not invest in a master demand note if, as a result, more than 10% of the value of its total net assets would be invested in such notes.

         Municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, and may be general obligation, revenue, or industrial development bonds, include municipal bonds, municipal notes and municipal commercial paper.

         The Fund's investments in municipal bonds are limited to bonds that are rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P or Fitch.

         The Fund's investments in municipal notes will be limited to notes that are rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate demand feature) by Moody's, "SP-1" or "SP-1+" by S&P or "F-1" or "F-1+" by Fitch.

         Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund may invest in municipal commercial paper that is rated at the date of purchase "P-1" or "P-2" by Moody's, "A-1" or "A-2" or "A-1+" by S&P or "F-1" by Fitch. If a municipal obligation is not rated, the Fund may purchase the obligation if, in the opinion of the Adviser, it is of investment quality comparable to other rated investments that are permitted in the Fund.

         All of the securities in which the Fund will invest must meet credit standards applied by the Adviser pursuant to procedures established by the Board of Directors. Should an issue of securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Adviser will dispose of any such security, as soon as practicable, unless the Directors of the Corporation determine that such disposal would not be in the best interests of the Fund.

         In  addition,  the  Fund  may  invest  in  variable  or  floating  rate
obligations,   obligations  backed  by  bank  letters  of  credit,   when-issued
securities and securities with put features.

Tax Free Fund

         The Tax Free Fund seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations the interest on which is exempt from federal income taxes and that have remaining maturities of not more than 397 calendar days. Opinions relating to the exemption of interest on municipal obligations from federal income tax are rendered by bond counsel to the municipal issuer. The Fund may also invest in certain taxable obligations on a temporary defensive basis, as described below.

         Municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, and may be general obligation, revenue, or industrial development bonds, include municipal bonds, municipal notes and municipal commercial paper.

         The Fund's investments in municipal bonds are limited to bonds that are rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P or Fitch.

         The Fund's investments in municipal notes will be limited to notes that are rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate demand feature) by Moody's, "SP-1" or "SP-1+" by S&P or "F-1" or "F-1+" by Fitch.

         Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund may invest in municipal commercial paper that is rated at the date of purchase "P-1" or "P-2" by Moody's, "A-1" or "A-2" or "A-1+" by S&P or "F-1" by Fitch.

         If a municipal obligation is not rated, the Fund may purchase the obligation if, in the opinion of the Adviser, it is of investment quality comparable to other rated investments that are permitted in the Fund. From time to time the Fund may invest 25% or more of the current value of its total assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations. For example, certain municipal obligations accrue interest that is paid from revenues of similar types of projects; other municipal obligations have issuers located in the same state.

         The floating and variable rate municipal obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying municipal obligations, usually private activity bonds, in the proportion that the Fund's interest bears to the total principal amount of such municipal obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Fund may invest in certificates of participation even if the underlying municipal obligations carry stated maturities in excess of one year, if compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "SEC") is met. The income received on certificates of participation constitutes interest from tax-exempt obligations.

         The Fund may, pending the investment of proceeds of sales of shares or proceeds from sales of portfolio securities or in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the Adviser, it is advisable to do so because of market conditions, elect to invest temporarily up to 20% of the current value of its total assets in cash reserves or taxable securities.

         The taxable market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal obligations. The more limited marketability of municipal obligations may make it difficult in certain circumstances to dispose of large investments advantageously. In addition, certain municipal obligations might lose tax-exempt status in the event of a change in the tax laws.

         All of the securities in which the Fund will invest must meet credit standards applied by the Adviser pursuant to procedures established by the Board of Directors. Should an issue of securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Adviser will dispose of any such security, as soon as practicable, unless the Directors of the Corporation determine that such disposal would not be in the best interests of the Fund.

         In addition, the Fund may enter into repurchase agreements, and invest in variable or floating rate obligations, obligations backed by bank letters of credit, when-issued securities and securities with put features. The Fund intends to take the position that it is the owner of any municipal obligation acquired with a put feature, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear.

Government Fund

         The Government Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities that have remaining maturities of not more than 397 calendar days and certain repurchase agreements.

         In addition, the Fund may invest in variable or floating rate obligations, when-issued securities and securities with put features.

Investment Restrictions

         Unless specified to the contrary, the following restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund involved which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional
Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

         Under ordinary market conditions, the Fund will maintain at least 80% of the value of its total assets in obligations that are exempt from federal taxes and are not subject to the alternative minimum tax. The foregoing constitutes a fundamental policy that cannot be changed without the approval of a majority of the outstanding shares of the Fund.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

         Each Fund has elected to be classified as a diversified series of an open-end investment company.

In addition, as a matter of fundamental policy, each Fund may not:

         (1)      borrow  money,  except as  permitted  under  the 1940 Act,  as
                  amended,   and  as   interpreted  or  modified  by  regulatory
                  authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (4) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (5) purchase physical commodities or contracts relating to physical commodities; or

         (6) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's objective and policies may be deemed to be loans;

         (7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of nonfundamental policy, each Fund may not:

         (1) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes; and

         (2) lend portfolio securities in an amount greater than 5% of its total assets.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

   (See "Additional information about policies and investments" in the Funds'
                                 Prospectuses)

         Municipal Notes. The Tax Free Fund and the Cash Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs"), construction loan notes and project notes. Municipal notes generally have maturities at the time of issuance of three years or less. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the U.S. Government.

         TANs An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making the issuer's payments on TANs.

         BANs The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used by the issuers to pay the principal of, and interest on, BANs.

         RANs A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         Loans of Portfolio Securities. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Funds will not enter into any security lending arrangement having a duration of longer than one year. Securities that a Fund may receive as collateral will not become part of that Fund at the time of the loan. In the event of a default by the borrower, such Fund will, if permitted by law, dispose of the collateral except for such part thereof that is a security in which such Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. No Fund will lend securities having a value that exceeds 5% of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Corporation or the Adviser.

         Industry Concentration. To the extent the Cash Fund's investments are concentrated in the banking industry, the Cash Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of the investment return on the Cash Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, and the effects of competition within the banking industry as well as with other types of financial institutions.

         The foregoing policies and activities of the Funds are not fundamental and may be changed by the Board of Directors of the Corporation without the approval of shareholders.

                                PURCHASING SHARES

  (See "Transaction information--Purchasing shares" in the Funds' Prospectuses)

         Each Fund has specific minimum initial investment requirements for each class of shares. The Premium Shares require a $25,000 minimum initial investment and a minimum subsequent investment of $1,000. The Managed Shares require a $100,000 minimum initial investment and a minimum subsequent investment of $1,000. The Institutional Shares require a $1,000,000 minimum investment and have no minimum subsequent investment. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Funds and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and for investments made in an Individual Retirement Account offered by the Funds. Investment minimums may also be waived for Directors and officers of the Corporation. The Funds, Scudder Investor Services, Inc. and Scudder Financial Intermediary Services Group each reserves the right to reject any purchase order. All funds will be invested in full and fractional shares.

Wire Transfer of Federal Funds

         Orders for shares of a Fund will become effective when an investor's bank wire order or check is converted into federal funds (monies credited to the account of State Street Bank and Trust Company (the "Custodian") with its registered Federal Reserve Bank). If payment is transmitted by the Federal Reserve Wire System, the order will become effective upon receipt. Orders will be executed at 4:00 p.m. for the Cash Fund and the Government Fund (eastern time) and at 2:00 p.m. for the Tax Free Fund on the same day if a bank wire or check is converted to federal funds or a federal funds' wire is received by 4:00 p.m. or 2:00 p.m., respectively. In addition, if investors known to the Funds notify the Funds by 4:00 p.m. for the Cash Fund and the Government Fund and by 2:00 p.m. for the Tax Free Fund that they intend to wire federal funds to purchase shares of any Fund on any business day and if monies are received in time to be invested, orders will be executed at the net asset value per share determined at 4:00 p.m. for the Cash Fund and the Government Fund and at 2:00 p.m. for the Tax Free Fund the same day. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed. Payments by a bank wire other than the Federal Reserve Wire System may take longer to be converted into federal funds. When payment for shares is by check drawn on any member of the Federal Reserve System, federal funds normally become available to the Funds on the business day after the check is deposited.

         Shares of any Fund may be purchased by writing or calling the Transfer Agent. Orders for shares of a particular class of a Fund will be executed at the net asset value per share of such class next determined after an order has become effective.

         Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay the execution of an order. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.

         By investing in a Fund, a shareholder appoints the Transfer Agent to establish an open account to which all shares purchased will be credited, together with any dividends and capital gains distributions that are paid in additional shares. See "Distribution and performance information--dividends and capital gains distributions" in the Funds' Prospectuses.

Additional Information About Making Subsequent Investments by QuickBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that each Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share Certificates

         Due to the desire of each Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in any Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

         The Funds have authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Funds' shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at that Fund's net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

                            EXCHANGES AND REDEMPTIONS

     (See "Transaction Information--Exchanges and Redemptions" in the Funds'
                                 Prospectuses)

         Payment of redemption proceeds may be made in securities. The Corporation may suspend the right of redemption with respect to any Fund during any period when (i) trading on the Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings, (ii) the SEC has by order permitted such suspension or (iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of that Fund not reasonably practicable.

         A shareholder's Fund account remains open for up to one year following complete redemption and all costs during the period will be borne by the Corporation. This permits an investor to resume investments.

Exchanges

         The following information regarding exchanges applies only to Premium Shares and each Fund's class of Managed Shares. The exchange privileges listed below do not apply to the Institutional Shares.

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL(TM)) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $25,000 for Premium Shares, and $100,000 for Managed Shares. Exchanges into other Scudder Funds may have lower minimum exchange requirements. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $1,000 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction information--Redeeming shares--Signature guarantees" in the Funds' prospectuses.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Funds and the Transfer Agent each reserve the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent. Shareholders currently receive the right to redeem up to $100,000 to their address of record automatically, without having to elect it. Shareholders may also request to have the proceeds mailed or wired to their pre-designated bank account.

          (a) NEW INVESTORS wishing to establish telephone redemption to a pre-designated bank account must complete the appropriate section on the application.

          (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a pre-designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates or shares held in certain retirement accounts.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. The Premium Shares have a $5 charge for wire redemptions. The Managed Shares have a $5 charge for wire redemptions unless it is for an amount of $1,000 or greater or it is a sweep account. The Institutional Shares do not charge a wire fee.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone. To sell shares by QuickSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing an QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed as explained in the Funds' prospectuses.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven business days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Redemption by Write-a-Check

         The following information regarding Redemption by Write-a-Check applies only to Premium Shares and each Fund's class of Managed Shares. Redemption by Write-a-Check does not apply to the Institutional Shares.

         All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $1,000 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. The Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the "Write-a-Check" procedure.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

            (See "Shareholder benefits" in the Funds' prospectuses.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

======================== ---------------------- ---------------------- ---------------------- ======================
                                Scudder                                                         No-Load Fund with
         YEARS            Pure No-Load(TM)Fund       8.50% Load Fund     Load Fund with 0.75%      0.25% 12b-1 Fee
                                                                             12b-1 Fee
======================== ---------------------- ---------------------- ---------------------- ======================

          10                    $25,937                $23,733                $24,222                $25,354
======================== ---------------------- ---------------------- ---------------------- ======================

          15                     41,772                 38,222                 37,698                 40,371
======================== ====================== ====================== ====================== ======================

          20                     67,275                 61,557                 58,672                 64,282
======================== ====================== ====================== ====================== ======================

         Investors are encouraged to review the fee tables of each Fund's respective prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Dividend and Capital Gain Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income, or distributions from realized capital gains in additional shares of the same class of the Fund. A change of instructions for the method of payment must be received by the Fund's transfer agent at least 5 days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the prospectus for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distributions of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of the relevant Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gains distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163.

Scudder Investor Centers

         Investors may visit any of the Investor Centers maintained by the Distributor. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the Funds' prospectuses.

Reports to Shareholders

         All three Funds issue to their respective shareholders annual and semiannual financial statements (audited annually by independent accountants), including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights for that Fund, as the case may be.

Diversification

         A shareholder's investment represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect investors against the possible risks associated with concentrating in fewer securities.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

Internet access

World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

         The site is designed for interactivity, simplicity and maneuverability. A section entitled "Planning Resources" provides information on asset allocation, tuition, and retirement planning to users who fill out interactive "worksheets." Investors can easily establish a "Personal Page," that presents price information, updated daily, on funds they're interested in following. The "Personal Page" also offers easy navigation to other parts of the site. Fund performance data from both Scudder and Lipper Analytical Services, Inc. are available on the site. Also offered on the site is a news feature, which provides timely and topical material on the Scudder Funds.

         Scudder has communicated with shareholders and other interested parties on Prodigy since 1988 and has participated since 1994 in GALT's Networth "financial marketplace" site on the Internet. The firm made Scudder Funds information available on America Online in early 1996.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

         A Call MeTM feature enables users to speak with a Scudder Investor Relations telephone representative while viewing their account on the Web site. In order to use the Call MeTM feature, an individual must have two phone lines and enter on the screen the phone number that is not being used to connect to the Internet. They are connected to the next available Scudder Investor Relations representative from 8 a.m. to 8 p.m. eastern time.

                           THE SCUDDER FAMILY OF FUNDS

      (See "Investment products and services" in the Funds' prospectuses.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.

MONEY MARKET

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and, consistent therewith, to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible, and declares dividends daily.

         Scudder Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder Government Money Market Series seeks to provide investors with as high a level of current income as is consistent with its investment polices and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") seeks to provide income exempt from regular federal income tax and stability of principal through investments primarily in municipal securities. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in extreme circumstances this may not be possible.

         Scudder Tax Free Money Market Series seeks to provide investors with as high a level of current income that cannot be subjected to federal income tax by reason of federal law as is consistent with its investment policies and with preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so. The institutional class of shares of this Fund is not within the Scudder Family of Funds.

         Scudder California Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share while providing California taxpayers income exempt from both California State personal and regular federal income taxes. The Fund is a professionally managed portfolio of high quality, short-term California municipal securities. There can be no assurance that the stable net asset value will be maintained.

         Scudder New York Tax Free Money Fund* seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, while providing New York taxpayers income exempt from New York State and New York City personal income taxes and regular federal income tax. There can be no assurance that the stable net asset value will be maintained.

TAX FREE

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund will invest primarily in high-grade, intermediate-term bonds.

         Scudder Managed Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investments in high-grade, long-term municipal securities.

         Scudder High Yield Tax Free Fund seeks to provide a high level of interest income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder California Tax Free Fund* seeks to provide California taxpayers with income exempt from both California State personal income and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of California municipal securities.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability, through a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Massachusetts Tax Free Fund* seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder New York Tax Free Fund* seeks to provide New York taxpayers with income exempt from New York State and New York City personal income taxes and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of New York municipal securities.

         Scudder Ohio Tax Free Fund* seeks to provide Ohio taxpayers with income exempt from both Ohio personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

         Scudder Pennsylvania Tax Free Fund* seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. The Fund is a professionally managed portfolio consisting primarily of investment-grade municipal securities.

--------

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

U.S. INCOME

         Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality short-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with investment in U.S. Government securities and the minimization of reinvestment risk.

         Scudder GNMA Fund seeks to provide high current income primarily from U.S. Government guaranteed mortgage-backed (Ginnie Mae) securities.

         Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

         Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

GLOBAL INCOME

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder International Bond Fund seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued by governments and corporations in emerging markets.

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio seeks primarily current income and secondarily long-term growth of capital. In pursuing these objectives, the Portfolio, under normal market conditions, will invest substantially in a select mix of Scudder bond mutual funds, but will have some exposure to Scudder equity mutual funds.

         Scudder Pathway Series: Balanced Portfolio seeks to provide investors with a balance of growth and income by investing in a select mix of Scudder money market, bond and equity mutual funds.

         Scudder Pathway Series: Growth Portfolio seeks to provide investors with long-term growth of capital. In pursuing this objective, the Portfolio will, under normal market conditions, invest predominantly in a select mix of Scudder equity mutual funds designed to provide long-term growth.

         Scudder Pathway Series: International Portfolio seeks maximum total return for investors. Total return consists of any capital appreciation plus dividend income and interest. To achieve this objective, the Portfolio invests in a select mix of established international and global Scudder funds.

U.S. GROWTH AND INCOME

         Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Fund also seeks long-term preservation of capital through a quality-oriented approach that is designed to reduce risk.

--------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

         Scudder S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

         Scudder Real Estate Investment Fund seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry.

U.S. GROWTH

     Value

         Scudder Large Company Value Fund seeks to maximize long-term capital appreciation through a value-driven investment program.

         Scudder  Value  Fund**  seeks  long-term   growth  of  capital  through
         investment in undervalued equity securities.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Micro Cap Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-capitalization ("micro-cap") common stocks.

     Growth

         Scudder Classic Growth Fund** seeks to provide long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

         Scudder Development Fund seeks long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

         Scudder 21st Century Growth Fund seeks long-term growth of capital by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century.

SCUDDER CHOICE SERIES

         Scudder Financial Services Fund seeks long-term growth of capital primarily through investment in equity securities of financial services companies.

         Scudder Health Care Fund seeks long-term growth of capital primarily through investment in securities of companies that are engaged in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems.

         Scudder Technology Fund seeks long-term growth of capital primarily through investment in securities of companies engaged in the development, production or distribution of technology-related products or services.

GLOBAL GROWTH

     Worldwide

         Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

         Scudder International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities.

         Scudder  International Fund seeks long-term growth of capital primarily
         through  a   diversified   portfolio  of  marketable   foreign   equity
         securities.

         Scudder   Global   Discovery   Fund**   seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

     Regional

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         The Japan Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities (including American Depository Receipts) of Japanese companies.

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; and easy telephone exchanges into other Scudder funds. Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.

                              SPECIAL PLAN ACCOUNTS

         (See "Scudder tax-advantaged retirement plans," "Purchases--By
          Automatic Investment Plan" and "Exchanges and redemptions--By
             Automatic Withdrawal Plan" in the Funds' prospectuses.)

         The following information regarding Special Plan Accounts applies only to Premium Shares and each Fund's class of Managed Shares. Special Plan Accounts do not apply to the Institutional Shares.

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plans. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Funds may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Funds may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder IRA:  Individual Retirement Account

         Shares of the Funds may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

--------------------------------------------------------------------------------
         Starting                       Annual Rate of Return
          Age of         -------------------------------------------------------
       Contributions            5%               10%                 15%
--------------------------------------------------------------------------------
            25              $253,680          $973,704          $4,091,908
            35               139,522           361,887             999,914
            45                69,439           126,005             235,620
            55                26,414            35,062              46,699

      This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

--------------------------------------------------------------------------------
         Starting                       Annual Rate of Return
          Age of         -------------------------------------------------------
       Contributions            5%               10%                 15%
--------------------------------------------------------------------------------
            25              $119,318          $287,021            $741,431
            35                73,094           136,868             267,697
            45                40,166            59,821              90,764
            55                16,709            20,286              24,681

Scudder Roth IRA:  Individual Retirement Account


      Shares of the Funds may be purchased as the underlying investment for a Roth individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.


      A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

      An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Shares of the Funds may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Funds' prospectuses. Any such requests must be received by the Transfer Agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Corporation and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Corporation reserves the right, after notice has been given to the shareholder and Custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                                    DIVIDENDS

      (See "Distribution and performance information--Dividends and capital gains distributions" in the Funds' Prospectuses)

         The Corporation declares dividends on the outstanding shares of each Fund from each Fund's net investment income at the close of each business day to shareholders of record at 2:00 p.m. for the Tax Free Fund and 4:00 p.m. for the Cash Fund and Government Fund on the day of declaration. Realized capital gains and losses (other than long-term capital gains) may be taken into account in determining the daily distribution. Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day to shareholders of record at 2:00 p.m. for the Tax Free Fund and 4:00 p.m. for the Cash Fund and Government Fund on that day.

         Investment income for a Fund includes, among other things, interest income and accretion of market and original issue discount and amortization of premium.

         Dividends declared in and attributable to the preceding month will be paid on the first business day of each month. Net realized capital gains, after utilization of capital loss carryforwards, if any, will be distributed annually, although an additional distribution may be necessary to prevent the application of a federal excise tax. Dividends and distributions will be invested in additional shares of the same class of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Fund forwards to the Custodian the monies for dividends to be paid in cash on the payment date.

         Shareholders who redeem all their shares prior to a dividend payment will receive, in addition to the redemption proceeds, dividends declared but unpaid. Shareholders who redeem only a portion of their shares will be entitled to all dividends declared but unpaid on such shares on the next dividend payment date.

                             PERFORMANCE INFORMATION

           (See "Distribution and performance information--Performance information" in the Funds' Prospectuses)

         From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be calculated separately for each class of a Fund's shares. Because each class of shares is subject to different expenses, the net yield of each class of a particular Fund for the same period may differ. Performance information enumerated below is based on the following periods: Institutional Class of Shares from July 7, 1997 through
December  31,  1997,  Managed  Class of Shares from  December  31, 1996  through
December 31, 1997 and Premium Class of Shares from August 4, 1997 through December 31, 1997. These performance figures may be calculated in the following manner:

Yield

         The Corporation makes available various yield quotations with respect to shares of the Funds. The annualized yield for each of the following Funds for the seven-day period ended December 31, 1997 for the Institutional Shares were 5.66% for the Money Market, 3.74% for the Tax Free Fund and 5.48% for the Government Fund; for the Managed Shares were 5.45% for the Money Market Fund, 3.65% for the Tax Free Fund and 5.07% for the Government Fund; and 5.50% for the Premium Money Market Shares. Each Fund's yield may fluctuate daily and does not provide a basis for determining future yields. The foregoing yields were computed separately for each class of each Fund by determining the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses, including the management fee payable to the Adviser.

         Current yield for each Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to such Funds. Yield information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities and compute expenses.

Effective Yield

         The effective yield for the Funds is calculated in a similar fashion to yield, except that the seven-day period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

              EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1^365/7] - 1

The effective yields (i.e., on a compound basis, assuming the daily reinvestment of dividends) for each of the following Funds for the seven-day period ended December 31, 1997 for the Institutional Shares were 5.66% for the Money Market, 3.74% for the Tax Free Fund and 5.48% for the Government Fund; for the Managed Shares were 5.45% for the Money Market Fund, 3.65% for the Tax Free Fund and 5.07% for the Government Fund; and 5.50% for the Premium Money Market Shares.

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for periods of one year, five years, and ten years and the life of a Fund, where applicable, all ended on the last day of a recent calendar quarter and is calculated separately for each class of each Fund. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends and capital gains distributions during the respective periods were reinvested in the same class of Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:
                     P         =   a hypothetical initial investment of $1,000.
                     T         =   Average Annual Total Return.
                     n         =   number of years.
                     ERV       =   ending  redeemable  value:  ERV is the
                                   value,  at the  end  of  the  applicable
                                   period,   of   a   hypothetical   $1,000
                                   investment made at the beginning of the applicable period.

         Average Annual Total Return for periods ended December 31, 1997

                                                One Year        Five Years        Ten Years
Institutional Class of Shares*
   Scudder Money Market Series                    N/A               N/A              N/A
   Scudder Tax Free Money Market Series           N/A               N/A              N/A
   Scudder Government Money Market Series         N/A               N/A              N/A
Managed Class of Shares
   Scudder Money Market Series                   5.21%             4.48%            5.61%
   Scudder Tax Free Money Market Series          3.07%             2.67%            3.64%
   Scudder Government Money Market Series        5.02%             4.37%            5.45%
Premium Class of Shares*                          N/A               N/A              N/A

                * since inception

Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated separately for each class of shares of a Fund by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

                  Where:

                     C    =  Cumulative Total Return.
                     P    =  a hypothetical initial investment of $1,000.
                     ERV  =  ending  redeemable  value:  ERV is the value, at
                             the end of the applicable period, of a hypothetical
                             $1,000 investment made at
                             the beginning of the applicable period.

           Cumulative Total Return for periods ended December 31, 1997

                                       One Year         Five Years        Ten Years
Institutional Class of Shares
   Money Market Fund                     N/A               N/A               N/A
   Tax Free Fund                         N/A               N/A               N/A
   Government Fund                       N/A               N/A               N/A
Managed Class of Shares
   Money Market Fund                    5.21%             24.50%           72.67%
   Tax Free Fund                        3.07%             14.10%           43.00%
   Government Fund                      5.02%             23.83%           70.07%
Premium Money Market  Shares             N/A               N/A               N/A

Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Tax-Equivalent Yield

         For the Scudder Tax Free Money Market Series, Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated separately for each class of shares of a Fund by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Thus, taxpayers with a federal tax rate of 39.6% would need to earn a taxable yield of 6.08% to receive after-tax income equal to the 3.67% tax-free yield of Institutional Class of Shares for Scudder Tax Free Money Market Series for the 7-day period ended December 31, 1997.

Comparison of Fund Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, Directors and officers of the Corporation, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC Money Fund Report, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SmartMoney, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national news weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication issued 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                                   THE PROGRAM

         Scudder Treasurers Trust(TM) (the "Program") is a corporate and institutional cash investment program with respect to the Funds. The Program is designed especially for treasurers and financial officers of small and middle-sized corporations and financial institutions. The Funds reduce substantially the costs and inconvenience of direct investment in individual securities. They help reduce risk by diversifying investments across a broad range of securities. They also provide flexibility since shares can be redeemed from or exchanged between any of the Funds at no extra cost with the exception of the Institutional Shares which are not exchangeable.

         The Funds seek to provide busy executives with assistance in the professional management of their cash reserves. These executives frequently engage experts (meaning experienced professionals) for services requiring specialized knowledge and expertise. The investment of liquid assets is one such service. Each of the Funds has a different objective and offers full-time professional reserve asset management, which is frequently not available from traditional cash management providers. The Program can help institutional cash managers take advantage of today's investment opportunities and techniques to improve the performance of their liquid assets.

         The Funds allow small and middle-sized businesses and other institutions to take advantage of the investment management services of the Adviser. The Adviser's investment counsel clients include corporations, foundations, institutions, insurance companies, endowments, trusts, retirement plans and individuals.

         The Funds also anticipate lower expense ratios than those of money market mutual funds designed for individual investors because the Funds' average account balances are normally higher than those of the average money market fund. The Program also offers special services designed for the convenience of corporate and institutional treasurers.

         Each of the Funds seeks to provide the combination of price stability, liquidity and current income that treasurers often require for liquid assets such as operating reserves.

                            ORGANIZATION OF THE FUNDS

              (See "Fund organization" in the Funds' Prospectuses)

         The Corporation was formed on June 18, 1982 under the laws of the State of Maryland. The authorized capital stock of the Corporation consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any unissued shares of capital stock. Pursuant to that authority, the Board of Directors has created twenty-eight classes which are not currently offered but which may be in the future.

         Pursuant  to  authority  expressly  granted  by of the  Charter  of the
Corporation, the Board of Directors has reclassified six hundred million (600,000,000) shares of authorized and unissued Capital Stock into Scudder Money Market Series. Prior to the reclassification, three billion (3,000,000,000) shares of Capital Stock were classified as shares of Scudder Money Market Series. After the reclassification, three billion six hundred million (3,600,000,000) shares of Capital Stock are classified as shares of the Scudder Money Market Series.

         The Board of Directors has subdivided Scudder Money Market Series, Scudder Tax Free Money Market Series and Scudder Government Money Market Series (the "Funds") into classes. In addition, with respect to Scudder Tax Free Money Market Series and Scudder Government Money Market Series, there is one additional class of Capital Stock, to be referred to for all purposes as "Institutional Shares," and with respect to Scudder Money Market Series, two additional classes of Capital Stock, to be referred to for all purposes as "Institutional Shares" and the "Premium Money Market Shares" or "Premium Shares."

         After giving effect to the above classifications of Capital Stock, with respect to these three Funds, the Corporation shall have, in addition to the three billion four hundred million (3,400,000,000) shares of Capital Stock previously classified as set forth in the Charter, three billion six hundred million (3,600,000,000) shares of its authorized Capital Stock classified as the Scudder Money Market Series, which is further classified into eight hundred million (800,000,000) Managed Shares, eight hundred million (800,000,000)
Institutional Shares, and two billion (2,000,000,000) Premium Money Market Shares; one billion (1,000,000,000) shares of Capital Stock classified as the Scudder Tax Free Money Market Series, which is further classified into five hundred million (500,000,000) Managed Shares and five hundred million (500,000,000) Institutional Shares; and three billion (3,000,000,000) shares of Capital Stock classified as and the Scudder Government Money Market Series, which is further classified into one billion five hundred million
(1,500,000,000) Managed Shares and one billion five hundred million (1,500,000,000) Institutional Shares.

         Each share of each class of a Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Directors of the Corporation has determined that the matter affects only the interest of shareholders of one or more classes of a Fund, in which case only the shareholders of such class or classes of that Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Corporation's Articles of Incorporation. As used in the Prospectuses and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Corporation's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund, class or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the class or portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of a Fund of the Corporation represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Corporation's Board of Directors. In the event of the liquidation or dissolution of the Corporation, shares of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not attributable to a Fund that are available for distribution.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Corporation.

                               INVESTMENT ADVISER

    (See "Fund organization--Investment adviser" in the Funds' Prospectuses)

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. As of December 31, 1997, the Adviser and its affiliates had in excess of $200 billion under their supervision, approximately two-thirds of which was invested in fixed-income securities.

         The Adviser maintains a research department with more than 50 professionals, which conducts continuous studies of the factors that affect various industries, companies and individual securities in the U.S. as well as abroad. In this work the Adviser utilizes reports, statistics and other investment information from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Funds and for other clients of the Adviser. Investment decisions, however, are based primarily on investigations and critical analyses by the Adviser's own research specialists and portfolio managers.

         The Adviser may give advice and take action with respect to any of its other clients, which may differ from advice given or from the time or nature of action taken with respect to a Fund. If these clients and such Fund are simultaneously buying or selling a security with a limited market, the price may be adversely affected. In addition, the Adviser may, on behalf of other clients, furnish financial advice or be involved in tender offers or merger proposals relating to companies in which such Fund invests. The best interests of any Fund may or may not be consistent with the achievement of the objectives of the other persons for whom the Adviser is providing advice or for whom they are acting. Where a possible conflict is apparent, the Adviser will follow whatever course of action is in its judgment in the best interests of the Fund. The Adviser may consult independent third persons in reaching its decision.

         Subject to policy established by the Corporation's Board of Directors, which has overall responsibility for the business and affairs of each Fund, the Adviser manages the operations of each Fund. In addition to providing advisory services, the Adviser furnishes office space and certain facilities and personnel required for conducting the business of the Funds and the Adviser pays the compensation of the Corporation's officers, directors and employees affiliated with the Adviser or its affiliates. Although the Adviser currently pays the compensation, as well as certain expenses, of all officers and employees of the Corporation who are affiliated with the Adviser or its affiliates, the terms of the Investment Management Agreements ("Agreements") state that the Adviser is not obligated to pay the compensation and expenses of the Corporation's clerical employees other than those providing advisory services. The Adviser, however, has represented to the Corporation's Board of Directors that its current intention is to continue to pay such compensation and expenses.

         For the period January 1, 1997 until July 7, 1997, the Adviser received a management fee from each Fund at an annual rate of 0.40% for the first $1.5 billion of average daily net assets and 0.35% of such assets in excess of $1.5 billion. Until July 7, 1997, the Adviser had agreed to waive a portion of its investment management fee for each of the Cash Fund and Government Fund to the extent necessary so that the total annualized expenses of each Fund do not exceed 0.55% of average daily net assets. Effective July 7, 1997, the Adviser receives a management fee at an annual rate of 0.25% of average daily net assets for each Fund. For the period beginning July 7, 1997 and extending to April 30, 1999 there is a management fee waiver for the Cash Fund, Tax Free Fund and Government Fund of 0.05%, 0.10% and 0.15%, respectively. Management fees are computed daily and paid monthly.

         In addition, from time to time, the Adviser may voluntarily absorb certain additional expenses of Scudder Money Market Series. The level of this voluntary absorption shall be in the Adviser's discretion and is in addition to the Adviser's agreement to waive a portion of its investment management fee.

         For the Corporation's fiscal year ended December 31, 1997, the Adviser did not impose fees of $374,936, $69,182, and $129,520 and did impose fees of $1,301,440, $337,288, and $11,942, of which $123,101, $11,560, and $66,141, remain unpaid, for the Money Market Series, Tax Free Money Market Series, and Government Money Market Series, respectively.

         For the Corporation's fiscal year ended December 31, 1996, management fees paid to the Adviser were $1,227,581 for the Cash Fund, $587,278 for the Tax Free Fund and $131,141 for the Government Fund. Had the Adviser not waived $274,989 of its management fee for the Cash Fund and $150,102 of its management fee for the Government Fund, the total fee paid by each Fund in 1996 would have been $1,502,570 and $281,243, respectively.

         For the Corporation's fiscal year ended December 31, 1995, management fees paid to the Adviser were $1,045,111 for the Cash Fund, $530,696 for the Tax Free Fund and $62,892 for the Government Fund. Had the Adviser not waived $474,280 of its management fee for the Cash Fund and of $211,734 its management fee for the Government Fund, the total fee paid by each such Fund in 1995 would have been $1,519,391 and $274,626, respectively.

         Each Agreement provides that the relevant Fund pay all of its expenses that are not specifically assumed by the Adviser. (Expenses attributable to a specific class of each Fund will be charged against the assets of that class of the Fund, other expenses of the Corporation will be allocated among the Funds in a manner which may, but need not, be proportionately in relation to the net assets of each Fund.) Expenses payable by each of the Funds include, but are not limited to, organizational expenses; clerical salaries; brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of the transfer agent of the Fund; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of the Fund; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Corporation who are not employees or affiliates of the Adviser or its affiliates; travel expenses of all officers, directors and employees; insurance premiums; the cost of preparing and distributing reports and notices to shareholders; and the fees or disbursements of custodians of the Fund's assets.

         Each Agreement will continue in effect from year to year provided such continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Corporation's Board of Directors and (ii) by a majority of the Directors of the Corporation who are not parties to the investment management contract or "interested persons" (as defined in the 1940 Act) of any such party. Each of the Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                   DISTRIBUTOR

        (See "Fund organization--Distributor" in the Funds' Prospectuses)

         Pursuant to a contract with the Corporation, Scudder Investor Services, Inc., a subsidiary of the Adviser, serves as the Corporation's principal underwriter in connection with a continuous offering of shares of the Corporation. The Distributor receives no remuneration for its services as principal underwriter and is not obligated to sell any specific amount of Fund shares. As principal underwriter, it accepts purchase orders for shares of each Fund. In addition, the Underwriting Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of each Fund. After the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. The Distributor will also pay for supplemental sales literature and advertising costs. The Distributor may enter into agreements with other broker dealers for the distribution of fund shares.

                             DIRECTORS AND OFFICERS

         The principal occupations of the Directors and executive officers of the Corporation for the past five years are listed below.

                                                                                          Position with
                                    Position with                                         Underwriter, Scudder
Name (Age) and Address              Corporation            Principal Occupation**         Investor Services,
                                                                                          Inc.

Daniel Pierce (64)+*#               President              Managing Director of Scudder   Vice President,
                                                           Kemper Investments, Inc.       Director and Assistant
                                                                                          Treasurer

Dr. Rosita P. Chang (43)            Trustee                Professor of Finance,            --
PACAP Research Center                                      University of Rhode Island
College of Business
Administration
University of Rhode Island
7 Lippitt Road
Kingston, RI  02881-0802

Dr. J. D. Hammond (64)              Trustee                Dean, Smeal College of           --
801 Business Administration Bldg.                          Business Administration,
Pennsylvania State University                              Pennsylvania State University
University Park, PA  16802

Edgar R. Fiedler (69)#              Director               Senior Fellow and Economic       --
50023 Brogden                                              Counsellor, The Conference
Chapel Hill, NC  27514                                     Board, Inc.

Peter B. Freeman (65)               Director               Corporate Director and           --
100 Alumni Avenue                                          Trustee
Providence, RI  02906

Richard M. Hunt (71)                Director               University Marshal and
University Marshal's Office                                Senior Lecturer, Harvard
Wadsworth House                                            University
1341 Massachusetts Avenue
Harvard University
Cambridge, MA  02138

Jerard K. Hartman (65)++            Vice President         Managing Director of Scudder    --
                                                           Kemper Investments, Inc.

                                       32

Thomas W. Joseph (58)+              Vice President and     Senior Vice President of       Vice President,
                                    Assistant Secretary    Scudder Kemper Investments,    Director, Treasurer
                                                           Inc.                           and Assistant Clerk

Thomas F. McDonough (51)+           Vice President,        Senior Vice President of       Assistant Clerk
                                    Treasurer and          Scudder Kemper Investments,
                                    Secretary              Inc.

Frank J. Rachwalski, Jr.            Vice President         Senior Vice President of         --
                                                           Scudder Kemper Investments,
                                      Inc.

John R. Hebble (39)+                Assistant Treasurer    Senior Vice President of        --
                                                           Scudder Kemper Investments,
                                      Inc.

Caroline Pearson (35)+              Assistant Secretary    Director, Mutual Fund           --
                                                           Administration, Scudder
                                                           Kemper Investments, Inc.

David B. Wines (42)                 Vice President         Senior Vice President of        --
                                                           Scudder Kemper Investments,
                                      Inc.

Kathryn L. Quirk (45)++             Vice President         Managing Director of Scudder   Senior Vice President,
                                                           Kemper Investments, Inc.       Director and Clerk

 *       Mr. Pierce is considered by the  Corporation  to be a person who is an
         "interested  person" of the Adviser or
         of the Corporation (within the meaning of the 1940 Act).
 **      All  the  Directors  and  Officers  have  been  associated  with  their respective  companies for more than five years,  but not necessarily in the same capacity.
 #       Messrs. Pierce and Fiedler are members of the Executive Committee.
 +       Address:  Two International Place, Boston, Massachusetts
 ++      Address:  345 Park Avenue, New York, New York

         Directors of the Corporation not affiliated with the Adviser receive from the Corporation an annual fee and a fee for each Board of Directors and Board Committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Adviser do not receive compensation from the Corporation, but the Corporation may reimburse such Directors for all out-of-pocket expenses relating to attendance at meetings.

         As of March 31, 1998, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Portfolio as of the commencement of operations.

         Certain accounts for which the Adviser acts as investment adviser owned 189,946,316 shares in the aggregate, or 24.67% of the outstanding shares of Scudder Money Market Series on March 31,1998. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         Certain accounts for which the Adviser acts as investment adviser owned 117,920,280 shares in the aggregate, or 50.36% of the outstanding shares of Scudder Tax Free Money Market Series on March 31,1998. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         Certain accounts for which the Adviser acts as investment adviser owned 12,762,216 shares in the aggregate, or 13.44% of the outstanding shares of Scudder Government Money Market Series on March 31,1998. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

         As of March 31, 1998, the following shareholders held of record more than five percent of such Fund:

         Scudder Money Market Series. Chemical Bank, Jericho, NY 10017-2014 and State Street Bank & Trust Co., North Quincy, MA 02171-1753, held of record
8.95%, and 6.33% respectively, of the outstanding shares of the Scudder Money Market Series.


         Scudder Tax Free Money Market Series. Chemical Bank, Jericho, NY 10017-2014, Cudd & Co., New York, NY 10036, State Street Bank & Trust Co., North Quincy, MA 02171-1753 and Citibank, Long Island City, NY 11120, held of record 26.06%, 7.87%, 7.09% and 5.83%, respectively, of the outstanding shares of the Scudder Tax Free Money Market Series.

         Scudder Government Money Market Series. Citibank, N.A., New York, NY 11120 and Cudd & Co., New York, NY 10036, held of record 16.47% and 12.21%, respectively, of the outstanding shares of the Scudder Government Money Market Series.

         As of March 31, 1998 no other persons, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding shares of any Fund. To the extent that any of the above institutions is the beneficial owner of more than 25% of the outstanding shares of the Corporation or a Fund, it may be deemed to be a "control" person of the Corporation of such Fund for purpose of the 1940 Act.

                                  REMUNERATION

Responsibilities of the Board--Board and Committee Meetings

         The Board of Directors is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Directors" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

         The Board of Directors meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Directors.

         All of the Independent Directors serve on the Committee of Independent Directors, which nominates Independent Directors and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Directors

         The Independent Directors receive compensation of $150 per Fund for each Directors' meeting and each Board Committee meeting attended, and an annual Director's fee of $500 for each Fund with average daily net assets less than $100 million, and $1,500 for each Fund with average daily net assets in excess of $100 million, payable quarterly. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors'
educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special trustee task forces or subcommittees or service as lead or liaison trustee. Independent Directors do not receive any employee benefits such as pension, retirement or health insurance.

         The Independent Directors also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type an complexity and in some cases have substantially different Directors fee schedules. The following table shows the aggregate compensation received by each Independent Directors during 1997 from the Company and from all of Scudder funds as a group.


             Name                     Scudder Fund, Inc.*            All Scudder Funds

Dr. Rosita P. Chang                           $926                  $31,946 (21 funds)

Edgar R. Fiedler, Director**                 -----                  $269,334 (31 funds)

Peter B. Freeman, Director                   $8,971                 $137,011 (42 funds)

Dr. J.D. Hammond                              $926                  $32,071 (21 funds)

Robert W. Lear, Director***                  $8,246                  $14,121 (7 funds)

*        Scudder Fund, Inc. consists of the Cash Fund, Tax Free Fund and Government Fund.

**       Mr. Fiedler received $207,395 through a deferred  compensation program.
         As of December 31, 1997, Mr. Fiedler had a total of $224,106 accrued in a deferred compensation program for serving on the Board of Directors of the Company. In addition, as of December 31, 1997, Mr. Fiedler had a total of $211,577 accrued in a deferred compensation program for serving on the Board of Directors of Scudder Institutional Fund, Inc.

***      Mr. Lear retired from the Fund October 23, 1997.

         Members of the Board of Directors who are employees of Scudder or its affiliates receive no direct compensation from the Company, although they are compensated as employees of Scudder, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                      TAXES

      (See "Distribution and Performance Information--Taxes" in the Funds'
                                 Prospectuses)

         The Prospectuses for each class of shares of the Funds describe generally the tax treatment of distributions by the Corporation. This section of the Statement includes additional information concerning federal taxes.

         Qualification by each Fund as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") requires, among other things, that
(a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; or other income derived with respect to its business of investing in stock securities or currencies (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trade or business. As a regulated investment company, each Fund generally will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net taxable investment income (including net short-term capital gain) and at least 90% of the excess of its tax exempt interest income over attributable expenses earned in each year. Investment income of a Fund includes, among other things, accretion of market and original issue discount, even though the Fund will not receive current payments on discount obligations.

         A 4% nondeductible excise tax will be imposed on a Fund (except the Tax Free Fund to the extent of its tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends including "exempt-interest dividends," declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by each Fund and received by shareholders on December 31 of the calendar year in which the dividend was declared. Each Fund intends that it will timely distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

         Any gain or loss realized upon a sale or redemption of shares of a Fund by an individual shareholder who is not a dealer in securities may be eligible for reduced capital gains rates, depending on the shareholder's holding period for the shares. However, any loss realized by a shareholder upon the sale or redemption of shares of a Fund held for six months or less is treated as long-term capital loss to the extent of any long-term capital gain distribution received by the shareholder. Any loss realized by a shareholder upon the sale or redemption of shares of the Tax Free Fund held for six months or less is disallowed to the extent of any "exempt-interest" dividends received by the shareholder. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent shares of such Fund are re-acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Dividends paid out of a Fund's investment company taxable income (which includes, among other items, dividends, interest and net excess of net long-term capital losses) will be taxable to a shareholder as ordinary income. Because no portion of a Fund's income is expected to consist of dividends paid by U. S. corporations, no portion of the dividends paid by a Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable to individuals at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

         The Tax Free Fund intends to qualify under the Code to pay "exempt-interest dividends" to its shareholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by the Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85 percent of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which the Portfolio may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

         Investments by a Fund in zero coupon or other original issue discount (other than tax-exempt securities) securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

         Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price), including tax-exempt market discount bonds, held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

         Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company paying exempt interest dividends (such as those of the Tax Free Fund) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

         Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions (other than redemption proceeds, provided the Fund maintains a constant net asset value per share) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

         The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         Fund shareholders may be subject to state and local taxes on their Fund distributions, including distributions from the Tax Free Fund. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations are exempt from taxation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Tax Free Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.

                             PORTFOLIO TRANSACTIONS

         Subject to the supervision of the Board of Directors, the Adviser is primarily responsible for the investment decisions of each of the Funds and the placing of such Funds' portfolio transactions. In placing orders, it is the policy of the Adviser to obtain the most favorable net results, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Adviser will generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         To the maximum extent feasible, the Adviser places orders for portfolio transactions for the Funds through the Distributor, which in turn places orders on behalf of the Funds. The Distributor receives no commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions by the Distributor is supervised by the Adviser.

         The Funds' purchases and sales of portfolio securities are generally placed by the Adviser with the issuer or a primary market maker for these securities on a net basis, without any brokerage commissions being paid by the Funds. Trading, however, does involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities but only for the purpose of seeking for the Funds the most favorable net results, including such fees, on a particular transaction. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. During the Corporation's last three fiscal years, the Funds paid no brokerage commissions.

         Research and Statistical Information. When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place orders with brokers and dealers who supply market quotations to the fund accounting agent of the Funds for valuation purposes, or who supply research, market and statistical information to the Adviser. Except for implementing the policy stated above, there is no intention on the part of the Adviser to place portfolio transactions with particular brokers or dealers or groups thereof, and the Adviser does not place orders with brokers or dealers on the basis that such broker or dealer has or has not sold shares of the Funds. Although such research, market and statistical information is useful to the Adviser, it is the Adviser's opinion that such information is only supplementary to their own research efforts, since the information must still be analyzed, weighed and reviewed by the staff of the Adviser. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the investment advisory agreements with the Funds, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is used by the Adviser in connection with the Funds.

                                 NET ASSET VALUE

         Net asset value per share for each class of each Fund is determined by Scudder Fund Accounting Corporation, a subsidiary of the Adviser, on each day the Exchange is open for trading. The net asset value per share of the Cash Fund and the Government Fund is determined at 4:00 p.m., and at 2:00 p.m. for the Tax Free Fund. The net asset value per share of each class is computed by dividing the value of the total assets attributable to a specific class, less all liabilities attributable to those shares, by the total number of outstanding shares of that class. The Exchange is closed on Saturdays, Sundays, and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day and Christmas Day (collectively, the "Holidays"). When any Holiday falls on a Saturday, the Exchange is closed the preceding Friday, and when any Holiday falls on a Sunday, the Exchange is closed the following Monday. Although the Corporation intends to declare dividends with respect to each of its Funds on all other days, including Columbus Day (the second Monday in October) and Veterans' Day, no redemptions will be made on these three bank holidays nor on any of the Holidays.

         As indicated under "Transaction information--Share price" in the Prospectuses, each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of no more than 397 calendar days and invest only in securities determined by the Board of Directors to be of high quality with minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, such Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as appropriate, including the redemption of shares in kind, the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                             ADDITIONAL INFORMATION

Experts

         The financial highlights of each Fund included in the Institutional Shares, the Premium Shares and the Managed Shares Prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been audited by Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants, and are included in the Prospectuses and this Statement of Additional Information in reliance upon the accompanying report of said firm, which reports are given upon their authority as experts in accounting and auditing.

Other Information

         The CUSIP number of the Scudder Premium Money Market Shares is                            811149871
         The CUSIP number of the Scudder Money Market Managed Shares is                            811149202
         The CUSIP number of the Scudder Money Market Institutional Shares is                      811149863

         The CUSIP number of the Scudder Tax Free Money Market Managed Shares is                   811149301
         The CUSIP number of the Scudder Tax Free Money Market Institutional Shares is             811149855

         The CUSIP number of the Scudder Government Money Market Managed Shares is                 811149103
         The CUSIP number of the Scudder Government Money Market Institutional Shares is           811149848

         Each Fund has a fiscal year end of December 31.

         The law firm of Dechert Price & Rhoads is counsel to the Funds.

         Information enumerated below is provided at the Fund level since each Fund consisted of one class of shares (which class was redesignated as the Managed Shares Class) on December 31, 1997.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset value for the Funds. Each Fund pays SFAC an annual fee equal to 0.0200% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended December 31, 1997, the amount charged to the Funds by SFAC aggregated $109,482 for the Money Market Series, $56,782 for the Tax Free Money Market Series and $51,695 for the Government Money Market Series, of which $12,144, $5,092 and $2,677, respectively, remain unpaid at December 31, 1997. For the year ended December 31, 1996, the amount charged to the Funds by SFAC aggregated $30,000 for the Government Fund, $48,900 for the Cash Fund, and $39,965 for the Tax Free Fund, of which $2,500, $4,177, and $3,306, respectively.

         Scudder Service Corporation (the "Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Corporation and as such performs the customary services of a transfer agent and dividend disbursing agent. These services include, but are not limited to: (i) receiving for acceptance in proper form orders for the purchase or redemption of Fund shares and promptly effecting such orders; (ii) recording purchases of Fund shares and, if requested, issuing stock certificates; (iii) reinvesting dividends and distributions in additional shares or transmitting payments therefor; (iv) receiving for acceptance in proper form transfer requests and effecting such transfers; (v) responding to shareholder inquiries and correspondence regarding shareholder account status; (vi) reporting abandoned property to the various states; and (vii) recording and monitoring daily the issuance in each state of shares of each Fund of the Corporation. The Service Corporation applies monthly activity fees for servicing shareholder accounts of $220,000. Effective October 1, 1995 the minimum monthly charge to any Fund shall be the pro rata portion of the annual fee, determined by dividing such aggregate fee by the number of Funds of the Corporation and series of Institutional Fund. When a Fund's monthly activity charges do not equal or exceed the minimum monthly charge, the minimum will be charged. For the year ended December 31, 1996, the amount charged to the Corporation by Scudder Service Corporation aggregated $23,477 for the Government Fund, $66,490 for the Cash Fund, and $23,477 for the Tax Free Fund, of which $2,292, $5,556, and $2,292, respectively, remained unpaid at December 31, 1997. For the year ended December 31, 1997 the following amounts were charged:

                                       Tax Free Money      Government
                       Money Market     Market Series     Money Market
                          Series                             Series
Managed Class           $192,796          $ 32,322         $ 43,655
Institutional Class       23,214            23,214           23,214
Premium Class             60,124               ---              ---
                          ------  ----------   ---  ----------  ---

                        $276,134          $ 55,536         $ 66,869
                        ========          ========         ========

         The Directors of the Corporation have considered the appropriateness of using this combined Statement of Additional Information for the Funds. There is a possibility that a Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Statement of Additional Information concerning the other Fund.

         The Funds' Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Corporation and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolios of the Corporation, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Funds dated December 31, 1997 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

         Effective July 7, 1997, the Corporation's Board of Directors approved a name change of the Funds from Managed Cash Fund, Managed Tax-Free Fund and Managed Government Securities Fund to Scudder Money Market Series, Scudder Tax Free Money Market Series and Scudder Government Money Market Series, respectively. In addition, the Board of Directors subdivided Scudder Money Market Series, Scudder Tax Free Money Market Series and Scudder Government Money Market Series into classes. Shares of each Fund outstanding as of July 7, 1997 have been redesignated as shares of the Managed Class of the respective Fund. Furthermore, with respect to the Scudder Tax Free Money Market Series and Scudder Government Money Market Series one additional class was created of "Institutional Shares," with respect to the Scudder Money Market Series two additional classes were created, the "Institutional Shares" and the "Premium Money Market Shares."

                                    APPENDIX

         The following is a description of the ratings given by Moody's, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa". Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest degree of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody's applies numerical modifiers 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the higher rated issues only in small degree". Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible to" adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a "weakened capacity" to make such payments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

         Fitch: The four highest ratings of Fitch for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+". Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term obligations".

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is strong". Commercial paper with "overwhelming safety characteristics" will be rated "A-1+".

         Fitch: The rating "F-1" is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated "F-1".


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Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

         Fitch:   The  highest  ratings  for  state  and  municipal   short-term
obligations are "F-1+," "F-1," and "F-2".